                                                                   EXHIBIT 10.12


                        FIREARMS TRAINING SYSTEMS, INC.
                          MANAGEMENT SHARES AGREEMENT


     MANAGEMENT SHARES AGREEMENT dated as of September 18, 1996 (the "AGREEMENT"), among those individuals set forth on Exhibit A hereto ("MANAGEMENT
 ---------                                                            ----------
HOLDERS"), Firearms Training Systems, Inc., a Delaware corporation (the
-------
"COMPANY"), Centre Partners Management LLC ("CENTRE MANAGEMENT") and Centre
 -------                                     -----------------
Capital Investors II, L.P., a Delaware limited partnership, Centre Partners Coinvestment, L.P., a Delaware limited partnership, Centre Capital Offshore Investors II, L.P., a Bermuda limited partnership, and Centre Capital Tax-exempt Investors II, L.P., a Delaware limited partnership (such limited partnerships, collectively, the "CENTRE ENTITIES"). From time to time, additional individuals
                   ---------------
who are directors, officers or employees of the Company may become a party as a Management Holder to this Agreement with the consent of the Company and the Centre Entities by execution of a counterpart hereof.

                             PRELIMINARY STATEMENTS

     The Company has offered to sell Management Holders shares of its Common Stock par value $.00001 per share (the "COMMON STOCK"), to grant certain options
                                        ------------
to Management Holders to acquire Common Stock and may make certain grants of Common Stock to Management Holders from time to time, all subject to the terms and conditions of this Agreement. Acquisition of such options and Common Stock will be subject to certain restrictions under a Credit Agreement dated as of July 31, 1996 among the Company, the Lenders named therein and NationsBank, N.A. (South) ("NATIONSBANK") as Agent (such agreement as amended, supplemented or
          -----------
replaced from time to time, the "CREDIT AGREEMENT").
                                 ----------------

     The Centre Entities and the Management Holders have agreed to grant certain rights and assume certain obligations as set forth herein with respect to all Common Stock acquired by Management Holders.

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

     1.  DEFINITIONS.  In this Agreement, the following terms have the meanings
         -----------
specified or referred to in this Section 1 and shall be equally applicable to both the singular and plural forms.

     "AFFILIATE" means, with respect to any Person, (i) any Person that directly
      ---------
or indirectly controls, is controlled by or is under common control with, such Person or (ii) any director, officer or partner of such Person or of any Person specified in clause (i).

     "AGREEMENT" has the meaning set forth on the first paragraph.
      ---------

     "BUY-BACK SECURITIES" means (i) all shares of Common Stock held from time
      -------------------
to time by a Management Holder and (ii) all shares issuable to such Holder upon exercise of options to purchase Common Stock which are at the time of determination presently exercisable and subject to no contingency.

     "BUYER PLEDGE" has the meaning set forth in Section 4.
      ------------

     "BUYER REGISTRATION RIGHTS AGREEMENT" means the Registration Rights
      -----------------------------------
Agreement dated as of July 31, 1996 between the Company and the Centre Entities, as amended, supplemented or otherwise modified from time to time.

     "CENTRE ENTITIES" has the meaning set forth in the first paragraph of this
      ---------------
Agreement.
     "CENTRE INVESTORS" has the meaning set forth in the definition of Permitted
      ----------------
Investors.

     "CO-INVESTMENT AGREEMENT" means the Co-Investment Agreement to be entered
      -----------------------
into among the Centre Entities, Centre Management and certain co-investors named therein related to the rights and restrictions of the parties thereto with respect to the shares of Common Stock being acquired by such co-investors, as amended, supplemented or otherwise modified from time to time.

     "CO-INVESTOR" means the co-investor parties to the Co-Investment Agreement.
      -----------

     "COMMON STOCK" has the meaning specified in the Preliminary Statements.
      ------------

     "COMPANY" has the meaning specified in the first paragraph of this
      -------
Agreement.

     "CREDIT AGREEMENT" has the meaning set forth in the first paragraph of this
      ----------------
Agreement.

     "FAIR MARKET VALUE" of any Securities means:
      -----------------

     (i) if such Securities are publicly traded, the Fair Market Value of any share of Common Stock as of any date shall mean (w) if shares of Common Stock are traded on a national securities exchange, the average of the reported closing prices for the ten preceding trading dates on the exchange where such shares are primarily traded, (x) if such shares are traded in the National Association of Securities Dealer Automated Quotation System ("NASDAQ") National
                                                              ------
Market System ("NMS") the average of the reported closing prices as quoted for
                ---
the ten preceding trading dates by the NASDAQ NMS, (y) if such shares are traded on the over-the-counter market, the average of the reported closing bid and asked quotations as quoted by the NASDAQ; or

     (ii) if such Securities are not publicly traded, the value of such Securities determined as follows:

     (a) Upon any determination by the Company to elect to purchase any Buy

Back Securities or to assign any rights it may have to a Centre Investor, or in the event Section 10 shall be applicable, the Company shall notify in writing the Management Holder of such Securities of its valuation of such Securities based upon a determination of the Company's Board of Directors (the "COMPANY
                                                                     -------
VALUATION").  If the Management Holder (or the Centre Entities in the case of
---------
Section 10) does not contest the Company Valuation by notification in writing to the Company within ten days following receipt thereof, then "Fair Market Value" shall mean the Company Valuation.

     (b) If the Management Holder (or the Centre Entities in the case of Section
10) contests the Company Valuation, within 15 days following receipt by the Company of notice of such contest, the Company shall select an appraisal or accounting firm (which shall be reasonably satisfactory to the Management Holder) to determine the value of the Buy Back Securities based upon a written valuation by such firm of the Company and its subsidiaries as a going concern (the "APPRAISED VALUATION"). The Appraised Valuation shall be binding and
      -------------------
conclusive on all parties including the Centre Entities. The costs of such appraisal shall be borne equally by the Company and the Management Holder. The Company shall promptly deliver the written Appraised Valuation upon receipt to the Management Holder and any Centre Investor to which its rights have been assigned or in case Section 10 shall apply.

     (iii) To the extent Buy Back Securities consist of options to purchase Common Stock, the market value of such options shall be the market value as determined for the underlying Common Stock had such options been exercised to the fullest extent then exercisable, less the exercise price thereof.

     "INITIAL PUBLIC OFFERING" means consummation of a public offering pursuant
      -----------------------
to an effective registration statement under the Securities Act covering the offering and sale of Common Stock by the Company to the public and underwritten by an investment banking firm of nationally recognized standing.

     "JUST CAUSE" means the Management Holder's willful and continued failure to
      ----------
substantially perform the Management Holder's duties with the Company (other than a failure resulting from the Management Holder's Disability as defined in the Company's Stock Option Plan), or the direct or indirect engaging in any activity which is contrary, inimical or harmful to the interests of the Company or any subsidiary, monetarily or otherwise, as determined by a majority of the members of the Board, including (a) conduct that, in the reasonable judgment of the Company, fails to conform with any material standard of conduct applicable to the Company's executives, including gross violations of material Company policies, (b) any act of dishonesty, (c) commission of a felony, (d) a significant violation of any statutory or common law duty of loyalty to the Company, or (e) the disclosure or misuse of any confidential or competitively sensitive information or trade secrets of the Company or a subsidiary or affiliate.

     "MANAGEMENT HOLDER(S)" has the meaning set forth in the first paragraph of
      --------------------
this Agreement.

     "NATIONSBANK" means NationsBank, N.A. (South).
      -----------

     "PERMITTED TRANSFEREE" means (a) the Company, (b) any Management Holder,
      --------------------
(c) the guardian, conservator or estate of any Management Holder, (c) any trust, all of the beneficiaries of which are a Management Holder or members of his immediate family, or (d) the Centre Entities and any Affiliates of the Centre Entities and any Co-Investor (the "CENTRE INVESTORS").
                                   ----------------

     "PERSON" means any individual, corporation, partnership, joint venture,
      ------
limited liability company, association, joint-stock company, trust, unincorporated organization or gov ernmental body.

     "TRANSFER" means any sale, assignment, transfer, gift, pledge,
      --------
hypothecation or other disposition .

     "SECURITIES" means the Common Stock and any options to acquire the Common
      ----------
Stock.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.
      --------------


     "STOCKHOLDERS AGREEMENT" means the Firearms Training Systems, Inc.
      ----------------------
Stockholders Agreement dated as of July 31, 1996 between the Company, THIN International, N.V. (formerly Firearms Training Systems International, N.V.), and the Centre Entities.

     2.  INTERPRETATION.  As used in this Agreement, the word "including" means
         --------------
without limitation, the word "or" is not exclusive and the words "herein", "hereof", "hereby", "hereto" and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to Sections and Exhibits mean the Sections of and the Exhibits attached to this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto. Titles to Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. All references to the masculine shall include the feminine.

     3.  SECURITIES LAWS AND RELATED REPRESENTATIONS AND RESTRICTIONS.
         ------------------------------------------------------------

     (a) In connection with his acquisition of Securities, each Management Holder hereby represents that such Securities are being acquired by such Management Holder for his own account for investment purposes, and with no present intention of selling or otherwise distributing the Securities within the meaning of the Securities Act. Such Management Holder is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act and/or has sufficient knowledge and experience in financial and business matters to enable him to evaluate the merits and risks of investment in the Common Stock and options, including the risks of owning shares in a closely-held corporation. Each Management Holder acknowledges that the Securities being acquired have not been registered under the Securities Act or any state securities laws, and are offered and sold pursuant to exemptions therefrom; and will contain a prominent legend with respect to such restrictions. Each Management Holder has been supplied with, or had access to, information to which a reasonably prudent investor would attach significance in making investment decisions sufficient to enable him to make his decision to purchase the Securities.

     (b) In connection with any offering of any securities covered by a registration statement filed by the Company, whether or not a Management Holder's Securities are included therein, each Management Holder, if so requested by the managing underwriter or other agent in connection with such registration shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the 15-day period prior to, and during the 180-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Securities Exchange Commission, provided, that such Management Holder
                                           --------
is timely notified of such effective date in writing by the Company or such underwriter or agent.

     (c) After an Initial Public Offering, such Management Holder understands that the Company with the approval of its Board of Directors may adopt reasonable guidelines for the disposition of Common Stock by members of management and agrees to observe such restrictions.

     4.  CREDIT AGREEMENT RESTRICTIONS.    All Securities acquired by a
         -----------------------------
Management Holder shall be subject to the terms of the Credit Agreement (and any further agreements entered into in connection with the incurrence of indebtedness by the Company) which may require, among other things, that such Securities be pledged ( a "BUYER PLEDGE") in support of the Obligations (as
                           ------------
defined in the Credit Agreement), that the Management Holder subordinate amounts owed to him by the Company, if any, to the Obligations, and/or that the Centre Entities be granted sole voting and investment power with regard to shares of Common Stock acquired by the Management Holder. The Management Holder agrees to execute from time to time such pledge agreements, subordination agreements, irrevocable powers of appointment to the Centre Entities or other instruments and to cause to be delivered such certificates, opinions or supporting documentation as the Agent may require in such connection.

     5.  GENERAL RESTRICTIONS ON TRANSFER.  As long as this Agreement shall
         --------------------------------
remain in force, none of the Securities may be Transferred unless:

     (1) prior to an Initial Public Offering, the Person in whose favor such Transfer is made (other than the Company or the Centre Investors) (a) is a Permitted Transferee or is being Transferred Securities pursuant to Sections 7(c), 8 or 9 hereof and (b) delivers to the Company a written acknowledgment that the Securities to be Transferred are subject to this Agreement, and that such Person and such Person's successors in interest are bound hereby and thereby; or

     (2) after an Initial Public Offering, such Transfer is made (a) pursuant to an effective registration under the Securities Act, or an exemption from the registration requirements thereof, and (b) in accordance with applicable state securities laws and the other terms of this Agreement; or

     (3) pursuant to any exercise by the Agent of its rights and remedies pursuant to the Buyer Pledge; and

     (4) prior to any such Transfer described in clauses (1) or (2), the Management Holder proposing to make such Transfer shall give the Company and Centre Management on behalf of the Centre Entities (a) notice describing the manner and circumstances of the proposed Transfer and (b) if reasonably requested by the Company, a written opinion in form and substance reasonably satisfactory to the Company of legal counsel reasonably satisfactory to the Company to the effect that the proposed Transfer may be effected without registration under the Securities Act or any applicable state law.

Any attempted Transfer other than in accordance with this Agreement shall be void, and the Company shall refuse to recognize such Transfer and shall not reflect on its records any change in record ownership of the Securities pursuant to such Transfer.

     6.  REPURCHASE OF SHARES BY THE COMPANY.
         -----------------------------------

     (a) Repurchase by Company of Buy-Back Securities:  Prior to the Initial
         --------------------------------------------
Public  Offering, the Company shall have the option (the "BUY BACK OPTION"), but
                                                          ---------------
shall not be required, to purchase all but not less than all the Buy-Back Securities of such Management Holder at the Fair Market Value thereof (the "BUY
                                                                            ---
BACK PRICE"): (1) if the employment of a Management Holder is terminated for any
----------
reason whether due to death, disability, retirement, resignation or removal;
(2) the Management Holder files a bankruptcy petition or is adjudicated bankrupt; (3) any of the Buy-Back Securities are Transferred or encumbered in any other way except as permitted by this Agreement available. Notwithstanding this Section 6, if the Management Holder shall exercise any

Put Option pursuant to Section 10, such Section shall take precedence over exercise of the Company's Buy Back Option.

     (b) Buy-Back Procedures: Within 30 days of the date on which the Company
         -------------------
first determines that an event entitling the Company to purchase the Buy Back Securities pursuant to the Buy Back Option has occurred (the "FIRST PERIOD"), if
                                                              ------------
it wishes to exercise or assign the Buy Back Option, the Company shall deliver to such Management Holder written notice of the Company Valuation and a notice of intention to exercise (a "BUY BACK NOTICE") or to assign as provided below
                             ---------------
(the "ASSIGNMENT NOTICE") such option.  If the Management Holder or the Centre
      -----------------
Entities contest the Company Valuation in a timely manner, the Company shall promptly deliver the Appraised Valuation to such Management Holder (and any assignee) upon receipt thereof.

     (c) Upon delivery of a Buy Back Notice, such Management Holder and all Permitted Transferees of such Holder (other than the Centre Investors) shall be obligated to sell the Buy Back Securities to the Company and the Company shall be obligated to buy such Securities, provided, that if the Management Holder contests the Company Valuation, within 5 days of receipt of the Appraised Valuation the Company may rescind such Buy Back Notice. The purchase of the Buy Back Securities shall be consummated within 30 days after the later of date on which (i) the Company shall give the Buy Back Notice if the Company Valuation is not contested by the Management Holder or (ii) the Company shall receive the Appraised Valuation (and shall not have rescinded the Buy Back Notice in a timely fashion), by payment in cash of the Fair Market Value of the Buy Back Securities to the Management Holder.

     (d) In lieu of exercising such option, the Company may on or before the expiration of the First Period assign its rights under Section 6(a) to the Centre Entities or, at the request of Centre Management, any Centre Investors (collectively, the "ASSIGNEE") and shall promptly give the Management Holder an
                    --------
Assignment Notice. In such event, the Assignee shall be entitled within 30 days of receipt by such Assignee of the Assignment Notice to deliver a notice of its intention to exercise the Buy Back Option (an "ASSIGNEE BUY BACK NOTICE"). Upon
                                               ------------------------
delivery of an Assignee Buy Back Notice, such Holder and all Permitted Transferees of such Holder shall be obligated to sell the Buy Back Securities to the Assignee and the Assignee shall be obligated to buy such Securities, provided, that if the Management Holder or the Centre Entities contest the Company Valuation, within 5 days of receipt of the Appraised Valuation, the Assignee may rescind such Buy Back Notice. The purchase of the Buy Back Securities shall be consummated within 30 days after the later of date on which
(i) the Assignee shall give the Assignee Buy Back Notice if the Company Valuation is not contested by the Management Holder or (ii) the Assignee shall receive (and shall not have rescinded its Assignee Buy Back Notice in a timely fashion) the Appraised Valuation, by payment in cash of the Fair Market Value of the Buy Back Securities to the Management Holder.

     7.  RIGHT OF FIRST REFUSAL.
         ----------------------

     (a) Prior to the Initial Public Offering, if any Management Holder shall desire to Transfer his shares of Common Stock, except to a Permitted Transferee, he shall deliver to the Company written notice of the proposed transaction (an "OFFEROR'S NOTICE"), identifying the proposed transferee,
                 ----------------
accompanied by a copy of a binding bona fide offer to purchase such Common Stock signed by such proposed transferee and setting forth the terms of the proposed transaction. An Offeror's Notice shall be deemed an offer by such Management Holder to the Company, which may be accepted by the Company within 30 days of the receipt of such Offeror's Notice on the same terms and conditions and at the same price at which such Management Holder is proposing to transfer such Common Stock to such transferee. The purchase of any such shares by the Company shall be settled within 20 days of the acceptance of the offer and the purchase price shall be paid to the Management Holder on substantially the same terms and conditions as contained in the Offeror's Notice.

     (b) In lieu of accepting the offer set forth in the Offeror's Notice, the Company may within 30 days of receipt of such Offeror's Notice assign (the "ASSIGNMENT") such offer to the Centre Entities or, at the request of Centre
-----------
Management, any Centre Investors (collectively, the "ASSIGNEE") and shall give
                                                     --------
the Management Holder prompt notice of such assignment. In such event, the Offeror's Notice shall be deemed an offer by such Management Holder to the Assignee, which may be accepted by the Assignee within 30 days of the receipt of the Assignment on the same terms and conditions and at the same price at which such Management Holder is proposing to transfer such Common Stock to the transferee. The purchase of any such shares by the Company shall be settled within 20 days of the acceptance of the offer and the purchase price shall be paid to the Management Holder on substantially the same terms and conditions as contained in the Offeror's Notice.

     (c) If neither the Company nor any Assignee timely accepts the offer set forth in the Offeror's Notice to purchase such shares of Common Stock, then for a period of 60 days thereafter, the Management Holder shall be entitled to Transfer such shares of Common Stock in accordance with the terms of this Agreement provided that the Transfer must be to the proposed transferee and on the terms and conditions identified in the Offeror's Notice. If the shares of Common Stock identified in the Offeror's notice are not so Transferred to the proposed transferee within the 60 day period, such shares shall again become subject to the provisions of this Section 7.

     8.  BRING ALONG TRANSACTIONS.
         ------------------------

     (a)  General.  If a Person that is not an Affiliate of any of the Centre
          -------
Entities makes a bona fide offer to purchase at least 5% of the Common Stock held by the Centre Entities in a transaction, Centre Management, on behalf of such Centre Entities, shall have the right to require each Management Holder to sell its Required Number (as defined below) of Common Stock in the transaction (a "BRING ALONG TRANSACTION");
                                                      -----------------------
provided that each such Management Holder shall only be required to sell Common Stock on the same terms and conditions as those applicable to the sale of Common Stock by each other Management Holder and the Centre Entities, including the same time of sale and the same per share consideration (including any reduction in per share consideration for placement agents' or brokers' fees or commissions, and any other costs or expenses of such Bring Along Transaction). The "REQUIRED NUMBER" for any Management Holder shall be equal to the number of
     ---------------
shares of Common Stock owned by such Management Holder multiplied by a fraction the numerator of which is the difference between (x) the number of shares of Common Stock agreed to be acquired in the Bring Along Transaction and (y) the aggregate number of shares of Common Stock proposed to be sold by the Centre Entities in the Bring Along Transaction (such difference, the "BROUGHT NUMBER"),
                                                               --------------
and the denominator of which is the aggregate number of shares of Common Stock owned by the Management Holders at such time, provided that each of the Centre Entities and the Management Holders shall Transfer Common Stock in a Bring Along Transaction in pro rata amounts, based on the number of shares of Common Stock then held, subject to any such adjustments as shall be required (i) to permit compliance with the tag-along rights provided in the Stockholders Agreement;
(ii) to permit compliance with the tag-along rights provided to Management Holders in Section 9 of this Agreement; or (iii) to permit compliance with tag-along rights provided by the Centre Entities to other holders of Common Stock proposed to be sold in the transaction exercising rights similar to the "tag-along" rights provided to Management Holders in Section 9 of this Agreement.

     (b)  Sale Notice.  In order to exercise "bring along" rights under this
          -----------
Section  8, the Centre Entities shall deliver a notice (the "SALE NOTICE") to
                                                             -----------
each Management Holder relating to a proposed Bring Along Transaction. The Sale Notice shall set forth (i) the aggregate number of Common Stock proposed to be sold by the Centre Entities, the aggregate number of shares of Common Stock the proposed purchaser is willing to purchase and the aggregate number of shares of Common Stock outstanding at such time and the identity and address of the proposed purchaser; (ii) the recipient's Required Number (subject to adjustment as described in Section 8(a)); (iii) the date, time and place of sale; (iv) the amount and type of consideration proposed to be paid in the aggregate and on a per-share basis by the proposed purchaser; (v) any agreement, offering memorandum or other document (or the latest draft thereof) that is then available relating thereto; and (vi) any other terms and conditions of the proposed sale.

     (c)  Transfer Procedures for Bring Along Transaction. Each Management
          -----------------------------------------------
Holder shall take all steps described in the Sale Notice to effectuate the sale by it of the Common Stock required in a Bring Along Transaction, including without limitation the provision of information customarily provided in connection with such a sale and the execution of customary sale documents, with customary representations, warranties, agreements and covenants; provided that any such sale document may provide that (i) liability for representations, warranties, agreements and covenants (A) made individually, including without limitation any warranty of title to Common Stock, shall be the sole obligation of such Management Holder, and (B) made jointly shall be in proportion to the proceeds received from any such sale; and (ii) the liability of any Management Holder selling in such sale shall be limited to the proceeds thereof received by such Management Holder.

     (d)  Additional Requirements.  Any Transfer made pursuant to this Section 8
          -----------------------
shall be subject to and comply in all respects with the terms of the Credit Agreement, Buyer Pledge, and any other agreements to which the Management Holders may be subject in accordance with Section 4 hereof.

     9.  Tag-Along Transaction.
         ---------------------

     (a)   General.  In connection with any proposed sale, either directly or
           -------
indirectly, by one or more of the Centre Entities of 5% or more of the outstanding Common Stock to a Person who is not either an Affiliate of any of the Centre Entities or a Co-Investor (the "ACQUIROR"), either in a single
                                           --------
transaction or an integrated series of transactions, each Management Holder shall have the right, but not the obligation (except as provided in Section 8), to sell its Tag-Along Number (as defined below) of Common Stock to the Acquiror, subject to the provisions of Section 9(b) below; provided that each such Management Holder (i) shall bear the same proportion of the expenses of the sale as the number of shares of Common Stock sold by such Management Holder bears to the total number of shares of Common Stock sold, and (ii) shall sell Common Stock on the same terms and conditions as the Centre Entities, including the same time of sale and the same per-share consideration (a "TAG-ALONG
                                                           ---------
TRANSACTION"). The "TAG-ALONG NUMBER" for any Management Holder shall be equal
                    ----------------
to the total number of shares of Common Stock proposed to be included in such Tag-Along Transaction by such Management Holder multiplied by a fraction, the numerator of which is the number of shares of Common Stock proposed to be acquired by the Acquiror and the denominator of which is the sum of (x) the total number of shares of Common Stock proposed to be included in such Tag-Along Transaction by all of the Management Holders exercising "tag-along" rights pursuant to this Section 9 (the "TAG NUMBER"), (y) the number of Common Stock
                                 ----------
proposed to be sold in the transaction by all of the Centre Entities and (z) the number of shares of Common Stock proposed to be sold in the transaction by other holders of Common Stock exercising rights similar to the "tag-along" rights granted to Management Holders in this Section 9, including without limitation pursuant to the Stockholders Agreement and the Co-Investment Agreement; provided, however, that the Tag Number may be adjusted as Centre Management determines is necessary or appropriate to ensure compliance with the tag-along rights provided in the Stockholders Agreement and the Co-Investment Agreement. Centre Management shall deliver a Sale Notice to each Management Holder on behalf of any Centre Entity proposing to Transfer Common Stock in a transaction that constitutes a Tag-Along Transaction.

     (b)  Exercise of Tag-Along Rights.  Each Management Holder seeking to
          ----------------------------
exercise its "tag-along" rights under Section 9 shall give written notice thereof to Centre Management within 5 days following the date the Sale Notice is deemed given, which notice shall specify the number of shares of Common Stock the exercising Management

Holder proposes to sell pursuant to such "tag-along" rights. Centre Management shall send a written notice (the "CONFIRMATION NOTICE") to each Management
                                  -------------------
Holder within 5 days after the date written responses to the Sale Notice are due setting forth (i) the number of shares of Common Stock held by such Management Holder that will be included in a sale of Common Stock based on the exercise of "tag-along" rights by the Management Holders (subject to adjustment as provided in Section 9(b)) and (ii) the total number of shares of Common Stock that all Management Holders proposed to be included for sale pursuant to the exercise of "tag-along" rights pursuant to Section 9. The consummation of the Tag-Along Transaction shall take place no earlier than 10 days after the date the Confirmation Notice is deemed given.

     (c)  Transfer Procedures for Tag-Along Transactions.  Each Management
          ----------------------------------------------
Holder shall take all steps described in the Sale Notice and/or Confirmation Notice to effectuate the sale by it of the Common Stock, if any, required in a Tag-Along Transaction, including without limitation the provision of information customarily provided in connection with such a sale and the execution of customary sale documents, with customary representations, warranties, agreements and covenants; provided that any such sale document may provide that (i) liability for representations, warranties, agreements and covenants (A) made individually, including without limitation any warranty of title to Common Stock owned by such Management Holder, shall be the sole obligation of such Management Holder, and (B) made jointly shall be in proportion to the proceeds received from any such sale; and (ii) the liability of any Management Holder selling in such sale shall be limited to the proceeds thereof received by such Management Holder.

     (d)  Allocation of Company Securities in Transactions that are Both Bring
          --------------------------------------------------------------------
Along Transactions and Tag-Along Transactions.  If a proposed sale of Common
---------------------------------------------
Stock constitutes both a Bring Along Transaction and a Tag-Along Transaction and
(x) the Tag Number with respect to such transaction is greater than or equal to the Brought Number, no Common Stock shall be required to be included in such transaction by Management Holders pursuant to Section 8 and Common Stock included in such transaction shall be allocated in accordance with Section 9 or
(y) the Tag Number with respect to such transaction is less than the Brought Number, (A) any Management Holder who exercises "tag-along" rights pursuant to
Section 9 with respect to a number of Common Stock equal to or greater than such Management Holder's Required Number shall have such number of shares of Common Stock included in such transaction and shall not be required to include any additional Common Stock pursuant to Section 8 and (B) with respect to all Management Holders who either do not exercise "tag-along" rights or who exercise "tag-along" rights with respect to a number of shares of Common Stock that is less than their respective Required Number, the number of shares of Common Stock required to be included in such transaction by each such Management Holder pursuant to Section 8 shall be reduced pro rata by a total number of shares of Common Stock equal to the difference between the Brought Number and the total number of shares of Common Stock included in such transaction pursuant to clause (A) above; provided that such Management Holders shall not be able to
                  --------
include any additional shares of Common Stock in such transaction pursuant to an exercise of "tag-along" rights under Section 9.

     (e)  Exclusion of Certain Sales from Tag-Along Rights.  The tag-along
          ------------------------------------------------
rights provided in Section 9 shall not be applicable to sales by the Centre Entities (A) to Clare Fawkes or Jody Scheckter, or (B) in a sale pursuant to an effective registration statement under the Securities Act of 1933, as amended.

     (f)  Additional Requirements.  Any Transfer made pursuant to this Section 9
          -----------------------
  shall be subject to and comply in all respects with the terms of the Credit Agreement, Buyer Pledge and any other agreement to which a Management Holder is subject pursuant to Section 4.

     10.  MANAGEMENT PUT.
          --------------

     (a) In the event the employment of any Management Holder (other than the Chief Executive Officer) shall terminate prior to six months from the date of this Agreement for any reason other than Just Cause, such Management Holder shall have the right, but not the obligation, for a period of 30 days after termination of employment, to put to the Centre Entities for repurchase (the "PUT OPTION") all (but not less than all) of the Common Stock held by such
-----------
Management Holder and his Permitted Transferees at the time the Put Option is exercised at a price per share (the "PUT OPTION PRICE") equal to the lesser of
                                     ----------------
(i) the Fair Market Value of such Common Stock, and (ii) $[his acquisition price]. In the event the Management Holder shall exercise such right, the Company shall promptly determine the Fair Market Value of such Common Stock (including the Appraised Value if either such Management Holder or the Centre Entities shall contest the Company Valuation) and provide the Management Holder and the Centre Entities notice of such determination.

     (b) Such Management Holder shall give Centre Management written notice of the exercise of the Put Option within such 30 day period. At least 10 but not more than 30 days after the Put Option Price shall have been determined, the Centre Entities shall purchase for cash such Common Stock at the Put Option Price.

     11.  REGISTRATION RIGHTS.  After the Initial Public Offering,  if the
          -------------------
Centre Entities exercise any rights to register Common Stock pursuant to the Buyer Registration Rights Agreement, the Centre Entities shall make such arrangements by way of assignment of rights and obligations thereunder that any Management Holder who desires to register and sell Common Stock purchased by or granted (without restriction which has not lapsed) such Management Holder (other than Common Stock acquired upon exercise of stock options) may register and sell the same proportion of such Common Stock as Centre Entities registers and sells of its Common Stock in such offering (after application of all cutbacks or requirements to grant preferential treatment in favor of shares being registered and sold by the Company or any holder other than the Management Holders and the Centre Entities). In such event, the Management Holder shall bear his pro rata portion of all costs and assume all liabilities required of a selling holder under such Registration Rights Agreement.

     12.  TERMINATION.  This Agreement shall terminate with respect to the
          -----------
rights and obligations of (1) the Centre Entities at such time as the Centre Entities hold less than 10% of the outstanding Common Stock; and (2) all parties hereunder 10 years from the date hereof if not sooner terminated.

     13.  NOTICES.  Whenever it is provided herein that any notice or other
          -------
communication shall or may be given to or served upon any of the parties by any other party, each such notice or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by overnight mail or courier, or delivery service or by telecopy and confirmed by telecopy answerback (provided that any notice provided to any party outside of the United States, shall be provided by courier or telecopy), addressed as follows:

     For the Centre Entities or Centre Management:

     c/o Centre Partners Management LLC
     30 Rockefeller Plaza
     New York, New York  10020
     Facsimile No.:  212-332-5801

     If to a Management Holder at his address designated on Exhibit A hereto.

     If to the Company in care of the Secretary at:

     7340 McGinnis Ferry Road
     Suwanee, GA 30174
     Facsimile No.: 770-813-0741

     14.   MISCELLANEOUS.
           -------------

     (a) All titles, headings, or captions in this Agreement are for convenience of reference only and shall not be construed as a part of, or a limitation of, the provisions to which they refer.

     (b) This Agreement may be amended only by a writing executed by each of the parties hereto.

     (c) This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

     (d) This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the respective parties hereto.

     (e) This Agreement may be executed in several Counterparts, each of which shall be deemed to be an original, but together which shall constitute one and the same document.

     (f) If any provisions of this Agreement are held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions, and this Agreement shall be construed and enforced as if such provisions had not been included.

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, as of the day and year first above written.

FIREARMS TRAINING SYSTEMS, INC.

By:    /s/ Scott Perekslis
   -------------------------------
         Scott Perekslis
         Vice President


CENTRE PARTNERS MANAGEMENT LLC

By:     /s/ Jonathan H. Kagan
   -------------------------------
          Jonathan H. Kagan
          Managing Director


CENTRE CAPITAL INVESTORS II, L.P.

CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.

CENTRE CAPITAL TAX-EXEMPT INVESTORS II, L.P.

By:  Centre Partners II, L.P., as general
     partner of such partnerships

By:  Centre Partners Management LLC,
     attorney-in-fact


     By:     /s/ Jonathan H. Kagan
        --------------------------
              Jonathan H. Kagan
              Managing Director


CENTRE PARTNERS COINVESTMENT, L.P.

By:  Centre Partners II, LLC, as
     general partner


     By:    /s/ Jonathan H. Kagan
        -------------------------
              Jonathan H. Kagan
              Managing Director

                                                                      NUMBER
MANAGEMENT HOLDERS:             ADDRESS:                            OF SHARES:
-------------------             --------                            ----------

/s/ Peter A. Marino             To be Mr. Marino's current address    59,200
------------------------------  on file with the Company
Peter A. Marino

/s/ Robert B. Terry             4744 Watson Mill Court                 9,260
------------------------------  Loganville, GA 30249
Robert B. Terry                 Home Fax: 770-466-7107


/s/ Robert F. Mecredy           5635 Cherokee Trace                   18,500
------------------------------  Cumming, GA 30130
Robert F. Mecredy

/s/ David A. Apseloff           4600 North Springs Court              10,000
------------------------------  Dunwoody, GA 30338
David A. Apseloff               Home Fax: 770-393-9094

/s/ Greg Echols                 2862 Echols Road                      27,800
------------------------------  Cumming, GA 30130
Greg Echols

/s/ Juan de Ledebur             353 Peachtree Battle Ave., NW         32,400
------------------------------  Atlanta, GA 30305
Juan de Ledebur